EXHIBIT 10.11

             AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT,
            DATED DECEMBER 22, 2004, BY AND AMONG CIROND CORPORATION
                      AND THE PURCHASERS SIGNATORY THERETO


                                       -4-



                   AMENDMENT NO. 1 TO THE SECURITIES PURCHASE
             AGREEMENT, DATED DECEMBER 22, 2004, BY AND AMONG CIROND
                CORPORATION AND THE PURCHASERS SIGNATORY THERETO

         This Amendment No. 1 ("AMENDMENT") is made to that certain Securities Purchase Agreement (and where applicable below, the other agreements entered into in connection therewith) ("PURCHASE AGREEMENT") dated as of December 22, 2004, by and among Cirond Corporation (the "COMPANY") and the purchaser signatory thereto (collectively, the "PURCHASERS") for the purchase of the Company's Series B 5% Convertible Preferred Stock (the "PREFERRED STOCK"), the Common Stock Purchase Warrants issued to the Purchasers (the "WARRANTS") and the Additional Investment Rights granted to the Purchasers. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

              1. ADJUSTMENT TO CONVERSION PRICE. Section 6(b) of the Certificate of Designation is hereby amended and restated as follows:
         "CONVERSION PRICE. The conversion price for the Preferred Stock shall equal $0.25 (the "Conversion Price"), subject to adjustment herein." On the Trading Day immediately following the date hereof the Company shall file an amendment to the Certificate of Designation pursuant to the Nevada Revised Statutes. The adjustment to the Conversion Price shall be honored by the Company immediately and automatically and without any further action required by any party.

              2. ADJUSTMENT TO EXERCISE PRICE. Section 2(b) of the Warrants is hereby amended and restated as follows: "Exercise Price. The exercise price of each share of Common Stock under this Warrant shall be $0.30, subject to adjustment hereunder (the "EXERCISE PRICE"). The adjustment to the Exercise Price shall be honored by the Company immediately and automatically and without any further action required by any party.

              3. TERMINATION OF ADDITIONAL INVESTMENT RIGHTS. The Additional Investment Rights, and all rights and obligations of the parties in connection with the Additional Investment Rights, are hereby terminated and of no further force or effect.

              4. AMENDMENT TO PROHIBITION ON SUBSEQUENT TRANSACTIONS. The first sentence of Section 4.14 of the Purchase Agreement shall be amended and restated as follows: "SUBSEQUENT TRANSACTIONS. From the date hereof until after the Effective Date, neither the Company nor any Subsidiary shall issue any Common Stock Equivalent or indebtedness for borrowed monies, which Common Stock Equivalent or indebtedness is secured by any lien on any of the assets of the Company.

              5. ELIMINATION OF PROHIBITION ON REVERSE STOCK SPLITS. Section 4.1(f) prohibiting the Company from undertaking a reverse or forward stock split without the consent of the Purchasers is hereby deleted in its entirety and of no further force or effect.

              6. ELIMINATION OF FULL RATCHET ANTI-DILUTION PROVISIONS. Section 7(b) of the Certificate of Designation granting the Purchasers full ratchet anti-dilution protection to the Conversion Price with respect to any future Dilutive Issuances and Section 3(b) of the Warrants granting the Purchasers full ratchet anti-dilution protection to the Exercise Price with respect to any future Dilutive Issuances are hereby terminated and deemed by the parties to have no further force or effect.

              7. REGISTRATION OBLIGATIONS. The definition of "FILING DATE" in the Registration Rights Agreement is hereby amended to be 15 days from the date hereof and the definition of "Effectiveness Date" is hereby amended to be 90 days from the date hereof. In addition, the Triggering Event described in Section 9(a)(i) of the Certificate of Designation is hereby amended to be the failure of a Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 120th day from the date hereof.

              8. FILING OF FORM 8-K. Within 1 Trading Day of the date hereof, the Company shall file a Current Report on Form 8-K disclosing the material terms of this Amendment and attaching this Amendment as an exhibit thereto.

              9. EFFECT ON TRANSACTION DOCUMENTS. Except as expressly set forth herein, all of the terms and conditions of the Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein, shall otherwise be subject to the provisions of the Purchase Agreement.

              10. INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under this Amendment are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Amendment. Nothing contained herein or in this Amendment, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Amendment, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Amendment. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only The Bluegrass Growth Fund LP and The Bluegrass Growth Fund Ltd. The Company has elected to provide all Purchasers with the same terms under this Amendment for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

              11. DEFINITIONS. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE PURCHASE AGREEMENT, THE PREFERRED STOCK AND THE WARRANTS.


                              *********************

         Executed as of July ___, 2005 by the undersigned duly authorized representatives of the Company and Purchasers:


CIROND CORPORATION


By:
   ---------------------------------
   Name:
   Title:


Name of Purchaser:
                  ----------------------------------------
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:
                                               ---------------------------------
Name of Authorized Signatory:
                             --------------------------------
Title of Authorized Signatory:
                              ----------------------------------